Execution Version US-DOCS\168138355.4 AMENDMENT NO. 1 TO CREDIT AGREEMENT This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 4, 2026 by and among DIGITALOCEAN, LLC, a Delaware limited liability company (the “Parent Borrower”), DIGITALOCEAN HOLDINGS, INC., a Delaware corporation (“Holdings”), PAPERSPACE CO., a Delaware corporation (the “Subsidiary Guarantor”), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent, the L/C Issuers party hereto, the Additional Lender (as defined below), the Amendment No. 1 Increasing Lenders (as defined below), the Amendment No. 1 L/C Issuers (as defined below) and each other Lender (as defined below) party hereto, which amends that certain Credit Agreement, dated as of May 5, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Parent Borrower, Holdings, the Administrative Agent, the Collateral Agent, each L/C Issuer from time to time party thereto and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). RECITALS: The Parent Borrower has requested that (i) pursuant to Section 2.14 of the Credit Agreement, Goldman Sachs Bank USA (in such capacity, the “Additional Lender”) commit to provide a Revolving Credit Commitment Increase on the Amendment No. 1 Effective Date (as defined below) in an aggregate principal amount of $40,000,000 (the “Additional Lender Increase”), (ii) pursuant to Section 2.14 of the Credit Agreement, the existing Revolving Credit Lenders identified on the signature pages hereto as “Amendment No. 1 Increasing Lenders” (the “Amendment No. 1 Increasing Lenders”) commit to provide a Revolving Credit Commitment Increase in an aggregate principal amount of $72,500,000.00, which, together with the Additional Lender Increase, shall constitute an increase to the existing Revolving Credit Commitments under the Credit Agreement in an aggregate principal amount of $112,500,000.00 (the “Revolving Credit Increase”), (iii) the L/C Issuers identified on the signature pages hereto as “Amendment No. 1 L/C Issuers” (the “Amendment No. 1 L/C Issuers”) commit to increase the Letter of Credit Sublimit in an aggregate amount of $50,000,000 and to provide their proportionate share of such increase (the “L/C Increase” and together with the Revolving Credit Increase, the “Increase”) and (iv) the Credit Agreement be amended as described herein. Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or the Amended Credit Agreement, as the context may require. SECTION 2. Amendment. Effective as of the Amendment No. 1 Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof: (a) The following definitions in Section 1.01 of the Credit Agreement shall be amended in each case to read in their entirety as set forth immediately below: (i) “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $80,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Revolving Credit Commitments (and is independent of, and shall not be reduced by, the Alternative Currency Sublimit).

US-DOCS\168138355.4 (ii) “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01 or Section 2.03, as applicable and (b) purchase participations in L/C Obligations in respect of Letters of Credit, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $412,500,00.00 on the Amendment No. 1 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. (b) The definition of “Indebtedness” in Section 1.01 of the Credit Agreement shall be amended to insert the following sentence at the end thereof: “Notwithstanding the foregoing, the amount of Indebtedness of any Person for purposes of clause (f) above shall be deemed to be an amount equal to 25% of the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.” (c) Section 1.01 of the Credit Agreement shall be amended to add the following definitions in the appropriate alphabetic order: (i) “Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated as of May 4, 2026, among the Parent Borrower, Holdings, the Subsidiary Guarantor (as defined therein), the Lenders and L/C Issuers party thereto, the Administrative Agent and the Collateral Agent. (ii) “Amendment No. 1 Effective Date” has the meaning ascribed to such term in Amendment No. 1. (d) Schedule 2.01 to the Credit Agreement (Commitments) shall be amended by amending and restating the portions thereof titled “Revolving Credit Commitments” and “L/C Commitments”, respectively, as set forth on Schedule 2.01 attached hereto (Schedule 2.01, as so amended, the “Commitment Schedule”). (e) Section 5.18 of the Credit Agreement shall be amended and restated, in its entirety, as follows: Section 5.18. Sanctions Laws and Regulations and Anti-Corruption Laws. (a) Each of Holdings and its Subsidiaries, each director, manager or officer of Holdings or any of its Subsidiaries, and to the knowledge of Holdings or the Parent Borrower, each employee of Holdings or any of its Subsidiaries or Affiliate acting on behalf of Holdings and its Subsidiaries (and authorized to do so), is in compliance with the Sanctions Laws and Regulations, the FCPA and other applicable anti-corruption laws. No Borrowing or use of proceeds of any Borrowing or drawing under any Letter of Credit will violate or result in the violation of any Sanctions Laws and Regulations applicable to any party hereto. (b) None of (I) the Borrowers or any other Loan Party or (II) a Subsidiary that is not a Loan Party or, to the knowledge of Holdings or the Parent Borrower, any director, manager, officer or employee of Holdings or any of its Restricted Subsidiaries, in each case, is (i) a Person (or owned 50% or more by one or more Persons or under Control of a Person) on the list of “Specially Designated Nationals and Blocked Persons” or the target of the limitations or prohibitions under any Sanctions Laws and Regulations, or (ii) a Person located, organized, or resident in a country or

US-DOCS\168138355.4 territory that is the subject of comprehensive sanctions under Sanctions Laws and Regulations (currently, Crimea, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic and non-government controlled areas of Zaporizhzhia and Kherson regions of Ukraine). (c) No part of the proceeds of any Loan or Letter of Credit will be used for any improper payments, directly or, to the knowledge of Holdings or the Parent Borrower, indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA or any applicable similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over the Borrowers. (d) This Section 5.18 shall not be interpreted or applied in relation to Holdings, the Parent Borrower, any other Loan Party, any director, manager, officer, employee or Affiliate acting on behalf of Holdings and its Subsidiaries, any directors or officers, or any Secured Party to the extent that the representations made pursuant to this Section 5.18 violate or expose such entity or any director, officer or employee thereof to any liability under any anti-boycott or blocking law, regulation or statute that is in force from time to time in the United Kingdom, European Union (and/or any of its member states) that are applicable to such entity (including EU Regulation (EC) 2271/96) and Section 7 of the German Foreign Trade Regulation (Aussenwirtschaftsverordnung, AWV) in connection with the German Foreign Trade Law (Aussenwirtschaftsgesetz). SECTION 3. Commitments. On the terms and subject to the conditions set forth herein and in reliance upon the representations and warranties set forth herein, (i) the Additional Lender agrees to provide, on the Amendment No. 1 Effective Date, a Revolving Credit Commitment Increase in an aggregate principal amount not to exceed $40,000,000, (ii) each Amendment No. 1 Increasing Lender agrees to provide, on the Amendment No. 1 Effective Date, a Revolving Credit Commitment Increase in an aggregate principal amount as set forth opposite the name of such Amendment No. 1 Increasing Lender on the Commitment Schedule, and (iii) each Amendment No. 1 L/C Issuer agrees to increase, on the Amendment No. 1 Effective Date, its L/C Commitment to the aggregate amount set forth opposite the name of such Amendment No. 1 L/C Issuer on the Commitment Schedule. Such Revolving Credit Commitment Increases shall (i) constitute an increase to the Revolving Credit Commitments under the Credit Agreement, and (ii) have the terms specified in the Amended Credit Agreement. SECTION 4 Effective Date. This Amendment and the amendments to the Credit Agreement set forth in Sections 2 and 3 above shall become effective as of the date hereof (such date, the “Amendment No. 1 Effective Date”), provided that: (a) The Administrative Agent shall have received: (i) duly executed counterparts hereof that, when taken together, bear the signatures of the Administrative Agent, each Loan Party, each L/C Issuer (for the avoidance of doubt, immediately prior to the effectiveness of this Amendment), the Additional Lender, the Amendment No. 1 Increasing Lenders, the Amendment No. 1 L/C Issuers and Lenders constituting the Required Lenders, in each case as of the Amendment No. 1 Effective Date; (ii) copies of the constitutional documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Amendment No. 1 Effective Date and such documents and certifications as the Administrative Agent may require to evidence that each Loan

US-DOCS\168138355.4 Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization; (iii) with respect to each Loan Party, to the extent legally required, a copy of a resolution of the board of directors, the shareholders or equivalent body of each Loan Party approving this Amendment and the transactions contemplated hereby and thereby; (iv) specimen signatures for the person(s) authorized in the resolutions referred to in clause (a)(iii) above (to the extent such person(s) will execute this Amendment); (v) a certificate from each Loan Party (signed by an officer or authorized signatory) certifying that each copy document relating to it specified in clauses (ii) through (iv) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Amendment; (vi) a legal opinion from Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent; (b) The Parent Borrower shall have delivered to the Administrative Agent a certificate dated as of the Amendment No. 1 Effective Date signed by a Responsible Officer of Holdings certifying that (i) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects with respect to such representation or warranty that is already qualified by materiality or reference to Material Adverse Effect) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects with respect to such representation or warranty that is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, (ii) no Default or Event of Default exists as of the Amendment No. 1 Effective Date or would result from the Increase or this Amendment and (iii) after giving effect to the Increase and the use of proceeds thereof, the Borrowers are in compliance with the Financial Covenants as in effect on the last day of the most recently ended Test Period on a Pro Forma Basis; (c) On the Amendment No. 1 Effective Date, the Administrative Agent shall have received all costs and expenses required to be paid by the Borrowers (including pursuant to Section 7 hereof to the extent invoiced at least two Business Days prior to the Amendment No. 1 Effective Date) and all other amounts as separately agreed by the Borrowers and the Administrative Agent for the account of the Lenders (or shall receive such amounts substantially simultaneously with the effectiveness hereunder); and (d) Upon the reasonable request of the Additional Lender made at least ten Business Days prior to the Amendment No. 1 Effective Date, the Borrowers shall have provided to the Additional Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three Business Days prior to the Amendment No. 1 Effective Date. SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, guarantees or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment,

US-DOCS\168138355.4 modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement. (b) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents. (c) On the Amendment No. 1 Effective Date, each Revolving Credit Lender existing immediately prior to the Amendment No. 1 Effective Date (each, an “Existing Lender”) will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Commitment Increase (each, an “Amendment No. 1 Lender”), and each such Amendment No. 1 Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Lender’s participations in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Revolving Credit Lender under the Amended Credit Agreement (including the Amendment No. 1 Lenders) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. Additionally, the Revolving Credit Lenders in effect immediately after the Amendment No. 1 Effective Date shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding at such time (if any) as the Administrative Agent may require such that each Revolving Credit Lender holds its Applicable Percentage of all Revolving Credit Loans immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Amended Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (d) The Additional Lender (i) acknowledges and agrees that, upon its execution of this Amendment and the effectiveness of the Additional Lender Increase, the Additional Lender shall become an “Additional Lender,” a “Revolving Credit Lender” and a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder, (ii) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and to provide the Additional Lender Increase, have been made available to such Additional Lender; (iii) agrees that it will (together with any affiliates that it acts through as it deems appropriate), independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement or the other applicable Loan Documents, including this Amendment; and (iv) appoints and authorizes the Administrative Agent and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto. SECTION 6. Governing Law, Jurisdiction, Service of Process; Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,

US-DOCS\168138355.4 THE LAW OF THE STATE OF NEW YORK. Sections 10.14 and 10.15 of the Amended Credit Agreement are incorporated herein by reference mutatis mutandis. SECTION 7. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment (including all fees, charges and disbursements of counsel to the Administrative Agent that are required to have been reimbursed or paid (directly to such counsel if requested by the Administrative Agent)) to the extent required pursuant to Section 10.04 of the Amended Credit Agreement. SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, Electronic Signature or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may require that any such documents and signatures delivered by facsimile or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic transmission. SECTION 9. Severability. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. Reaffirmation. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, including, without limitation, its Guaranty of the Obligations (including in respect of the Increase) and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and shall continue to secure the secured Obligations (including Obligations in respect of the Increase) and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. [Remainder of page intentionally blank]

[Signature Page to Amendment No. 1 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. BORROWER: DIGITALOCEAN, LLC, a Delaware limited liability company By: /s/ W. Matthew Steinfort____________ Name: W. Matthew Steinfort Title: Treasurer and Chief Financial Officer HOLDINGS: DIGITALOCEAN HOLDINGS, INC., a Delaware corporation By: /s/ W. Matthew Steinfort____________ Name: W. Matthew Steinfort Title: Chief Financial Officer SUBSIDIARY GUARANTOR: PAPERSPACE CO., a Delaware corporation By: /s/ W. Matthew Steinfort____________ Name: W. Matthew Steinfort Title: President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Collateral Agent By: /s/ Jennifer DeFazio Name: Jennifer DeFazio Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement] MORGAN STANLEY SENIOR FUNDING, INC., as Lender, L/C Issuer, Amendment No. 1 Increasing Lender and Amendment No. 1 L/C Issuer By: /s/ Michael King Name: Michael King Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement] GOLDMAN SACHS BANK USA, as Additional Lender By: /s/ Dan Starr Name: Dan Starr Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement] J.P. MORGAN CHASE BANK, NA., as a Lender, an L/C Issuer, an Amendment No. 1 L/C Issuer and Amendment No. 1 Increasing Lender By: /s/ Lucas Menendez Name: Lucas Menendez Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement] BANK OF AMERICA, NA., as a Lender, an L/C Issuer, an Amendment No. 1 L/C Issuer and Amendment No. 1 Increasing Lender By: /s/ Christine Yank Name: Christine Yang Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement] Citizens Bank, NA., as a Lender and an Amendment No. 1 Increasing Lender By: /s/ Lucas Menendez Name: Chancellor Peterson Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement] MUFG BANK, LTD., as a Lender By: /s/ Ryan Abderdale Name: Ryan Aberdale Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement] KEYBANK NATIONAL ASSOCIATION as a Lender By: /s/ Geoff Smith Name: Geoff Smith Title: Senior Vice President

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